UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	August 20, 2012

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. GE Capital Retail Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01,	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 20, 2012, GE Capital Credit Card Master Note Trust (the “Trust”) entered into the Omnibus Supplement to Specified Indenture Supplements, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and Deutsche Bank Trust Company Americas, as indenture trustee, amended certain provisions of the Series 2009-4 Indenture Supplement, dated as of November 24, 2009 and filed as Exhibit 4.1 to Form 8-K on November 25, 2009, the Series 2010-1 Indenture Supplement, dated as of March 31, 2010 and filed as Exhibit 4.1 to Form 8-K on March 31, 2010, the Series 2010-2 Indenture Supplement, dated as of April 7, 2010 and filed as Exhibit 4.1 to Form 8-K on April 12, 2010, the Series 2010-3 Indenture Supplement, dated as of June 24, 2010 and filed as Exhibit 4.1 to Form 8-K on June 29, 2010, the Series 2011-1 Indenture Supplement, dated as of January 27, 2011 and filed as Exhibit 4.1 to Form 8-K on January 31, 2011, the Series 2011-2 Indenture Supplement, dated as of June 16, 2011 and filed as Exhibit 4.1 to Form 8-K on June 20, 2011, the Series 2011-3 Indenture Supplement, dated as of September 20, 2011 and filed as Exhibit 4.1 to Form 8-K on September 21, 2011, the Series 2012-1 Indenture Supplement, dated as of January 25, 2012 and filed as Exhibit 4.1 to Form 8-K on January 26, 2012, the Series 2012-2 Indenture Supplement, dated as of February 2, 2012 and filed as Exhibit 4.1 to Form 8-K on February 6, 2012, the Series 2012-3 Indenture Supplement, dated as of April 18, 2012 and filed as Exhibit 4.1 to Form 8-K on April 19, 2012, the Series 2012-4 Indenture Supplement, dated as of June 20, 2012 and filed as Exhibit 4.1 to Form 8-K on June 26, 2012, and the Series 2012-5 Indenture Supplement, dated as of June 20, 2012 and filed as Exhibit 4.2 to Form 8-K on June 26, 2012, each between the Trust and Deutsche Bank Trust Company Americas.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Omnibus Supplement to Specified Indenture Supplements, dated as of August 20, 2012, among GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 21, 2012	RFS Holding, L.L.C., as depositor

	By:	/s/ David R. Schulz
	Name:	David R. Schulz
	Title:	Vice President